Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Applied Spectrum Technologies, Inc. (the "Company") on Form 10-KSB for the year ending September 30, 2005, (the "Report"), I, Mark R. Littell, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date: December 28, 2005
                                                  /s/ Mark R. Littell
                                                  ------------------------------
                                                  Chief Executive Officer
                                                  and Chief Financial Officer